Exhibit 99.3

IBM 1Q 2018 Earnings April 17, 2018 ibm.com/investor

Forward Looking Statements and Non-GAAP Information 2 Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this presentation speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), the company also discusses, in its earnings press release and earnings presentation materials, certain non-GAAP information including “operating earnings” and other “operating” financial measures. The rationale for management’s use of this non-GAAP information is included as Exhibit 99.2 to the company’s Form 8-K submitted to the SEC on April 17, 2018. The reconciliation of non-GAAP information to GAAP is included on the slides entitled “Non-GAAP Supplemental Materials” in this presentation. For other related information please visit the Company’s investor relations web site at: http://www.ibm.com/investor/events/earnings/1q18.html

Overview 3 1Q18 $19.1B Revenue $2.45 Operating EPS $13.3B Free Cash Flow Last 12 Months y Revenue up 5% yr/yr; nominal revenue growth at constant currency - Strategic imperatives revenue up 15% yr/yr (10% @CC), led by cloud and security - Over last twelve months strategic imperatives revenue of $37.7B; cloud revenue of $17.7B, up 22% y y y Gross margin reflects broad-based improvement in yr/yr performance vs. 4Q17 Operating earnings per share growth, driven by revenue performance and operating leverage Results include actions to continue to reposition the business and tax discrete items - Yr/yr headwind to profit and earnings per share growth y Maintaining full-year expectations for operating earnings per share and free cash flow

Operating Earnings per Share Drivers – 1Q17 to 1Q18

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2.35
0.10
0.04
(0.02)
0.05
(0.05)
2.45
Operating Leverage
(Excluding significant items*)
1Q17
Revenue Growth @Actual
Pre-Tax Margin (Expansion)
Annual Tax Rate (Headwind)
Shares
Significant Items (Headwind)
1Q18

Underlying Dynamics:

- Nominal revenue growth @CC
- Gross margin trajectory improving
- Operating PTI margin expansion
- High-single digit operating EPS growth

Significant Items*	1Q18	B/(W) Yr/Yr	EPS Yr/Yr
Actions to continue to reposition business (pre-tax)	($613M)	($446M)	($0.41)
Discrete tax benefits (tax)	$810M	$315M	$0.35

Sum of the components may not add due to the use of rounded numbers

Key Financial Metrics 5 Last 12 B/(W) Yr/Yr Impact of P&L Ratios (Operating) • • P&L metrics impacted by significant items Gross margin yr/yr trajectory improved, driven by mix and productivity led by services Expense yr/yr increase driven by currency and actions to continue to reposition the business Tax rate in the quarter reflects 16% underlying annual rate • • Revenue growth rates @CC, $ in billions except for EPS Yr/Yr Impact of Significant Items included in B/(W) Yr/Yr GP Margin 43.7% (0.7 pts) (0.4 pts) Expense E/R 34.6% (1.4 pts) (1.9 pts) PTI Margin 9.1% (2.1 pts) (2.3 pts) Tax Rate (30.5%) 21.1 pts 22.2 pts NI Margin 11.9% (0.3 pts) (0.4 pts) P&L Highlights 1Q18 Yr/Yr Significant Items Revenue $19.1 Flat Expense - Operating $6.6 (9%) (6 pts) PTI - Operating $1.7 (14%) (21 pts) NI - Operating $2.3 2% (4 pts) EPS - Operating $2.45 4% (4 pts) Cash Highlights 1Q18 Months Free Cash Flow (excl. GF Receivables) $1.3 $13.3 Share Repurchase (Gross) $0.8 $3.8 Dividends $1.4 $5.6 Cash Balance @ March 31 $13.2

Cognitive Solutions Segment 6 Yr/Yr Impact of Segment Revenue Elements Solutions Software +2% Yr/Yr Transaction Processing Software +1% Yr/Yr Highlights • • Solutions Software growth led by analytics and security Transaction Processing Software growth reflects clients’ long-term commitment to our platform Margin reflects strong transactional performance, mitigated by mix and investment • Revenue growth rates @CC, $ in billions except for EPS Yr/Yr Impact of Significant Items included in Yr/Yr Strategic Imperatives Revenue within Cognitive Solutions 1Q18 Yr/Yr Strategic Imperatives $2.8 2% Cloud $0.6 4% as-a-Service annual run rate $2.0 Segment Results 1Q18 Yr/Yr Significant Items Revenue (External) $4.3 2% PTI $1.3 5% (7 pts) PTI Margin 26.2% (0.3 pts) (1.8 pts)

Global Business Services Segment 7 Yr/Yr Impact of Segment Revenue Elements Consulting Flat Yr/Yr Application Management (2%) Yr/Yr Global Process Services (6%) Yr/Yr Highlights • Modest improvement in yr/yr revenue performance compared to 4Q17 Third consecutive quarter of growth in Consulting, driven by digital offerings Gross margin yr/yr performance improved 2 pts from 4Q17, driven by productivity and revenue mix • • Revenue growth rates @CC, $ in billions except for EPS Yr/Yr Impact of Significant Items included in Yr/Yr Strategic Imperatives Revenue within Global Business Services 1Q18 Yr/Yr Strategic Imperatives $2.5 6% Cloud $1.0 12% as-a-Service annual run rate $1.2 Segment Results 1Q18 Yr/Yr Significant Items Revenue (External) $4.2 (1%) Gross Margin (External) 23.3% (0.1 pts) PTI $0.1 (49%) (30 pts) PTI Margin 3.4% (3.5 pts) (1.9 pts)

Technology Services and Cloud Platforms Segment 8 Yr/Yr Impact of s Segment Revenue Elements Infrastructure Services Flat Yr/Yr Integration Software +1% Yr/Yr Technical Support Services (4%) Yr/Yr Highlights • Double-digit growth in Infrastructure Services signings, driven by cloud Three point improvement in yr/yr revenue performance compared to 4Q17 Gross margin yr/yr performance improved 1.4 pts from 4Q17, reflects productivity and scaling • • Revenue growth rates @CC, $ in billions except for EPS Yr/Yr Impact of Significant Items included in Yr/Yr Strategic Imperatives Revenue within Technology Svcs & Cloud Platforms 1Q18 Yr/Yr Strategic Imperatives $3.0 19% Cloud $2.1 20% as-a-Service annual run rate $7.4 Segment Results 1Q18 Yr/Yr Significant Item Revenue (External) $8.6 (1%) Gross Margin (External) 38.2% (0.6 pts) PTI $0.4 (35%) (28 pts) PTI Margin 5.0% (3.1 pts) (2.0 pts)

Systems Segment

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Segment Results	1Q18	Yr/Yr	Yr/Yr Impact of Significant Items
Revenue (External)	$1.5	4%	
Gross Margin (External)	43.7%	(3.8 pts)	(4.9 pts)
PTI	($0.2)	(8%)	(53 pts)
PTI Margin	(12.3%)	(0.2 pts)	(5.3 pts)

Segment Revenue Elements



Systems Hardware **+6%** Yr/Yr
Operating Systems Software **(1%)** Yr/Yr

Highlights

- Strong IBM Z performance driven by z14, new workloads growing faster than traditional MIPS
- Power grew for second consecutive quarter
- Storage declined after four consecutive quarters of growth
- Margin dynamics reflect improving mix, mitigated by impact of significant items

Strategic Imperatives Revenue within Systems	1Q18	Yr/Yr
Strategic Imperatives	$0.7	24%
Cloud	$0.5	12%

Revenue growth rates @CC, $ in billions except for EPS
Yr/Yr Impact of Significant Items included in Yr/Yr

Cash Flow and Balance Sheet Highlights 10 • Free cash flow reflects solid working capital performance, mitigated by higher cash taxes and capex Free cash flow realization ~120%** over last 12 months •Positioned to support business over the longer term • $ in billions *Excludes Global Financing receivables **Adjusted for the charges associated with enactment of U.S. tax reform ***Reflects adoption of the FASB guidance on restricted cash, Dec 17 and Mar 17 recast Balance Sheet Mar 18 Dec 17 Mar 17 Cash & Marketable Securities*** $13.2 $12.8 $10.9 Total Debt $46.4 $46.8 $42.8 Global Financing Debt $31.7 $31.4 $28.5 Global Financing Leverage 9.0 9.0 9.0 Non-GF Debt $14.7 $15.4 $14.3 Last 12 Months Cash Flow 1Q18 Yr/Yr Net Cash from Operations* $2.2 $0.3 $16.6 Free Cash Flow* $1.3 $0.3 $13.3 Selected Uses of Cash Net Capital Expenditures $0.9 $3.4 Acquisitions $0.1 $0.5 Dividends/Share Repurchase $2.2 $9.4

Summary 11 • Differentiated value proposition is driven by innovative technologies, industry expertise, trust and security, delivered through an integrated model • Revenue up yr/yr, with improved trajectory across several areas • Gross margin reflects broad-based improvement in yr/yr performance vs. 4Q17 • Continued to invest at a high level while driving productivity in spend base • Maintaining full-year expectations of at least $13.80 of operating EPS and $12 billon of free cash flow

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Supplemental Materials 13 • • • • • • • • • • Currency – Impact on Revenue Growth Strategic Imperatives Revenue Geographic Revenue Segment Revenue & Gross Profit Additional Revenue & Backlog Information Expense Summary Balance Sheet Summary Cash Flow Summary Cash Flow (ASC 230) Non-GAAP Supplemental Materials Some columns and rows in these materials, including the supplemental exhibits, may not add due to rounding

Currency – Impact on Revenue Growth 14 IBM Revenue Impact @ 5 Yr Historical Average FX ~4 pts ~2 pts 1-2 pts ~3 pts US$B Yr/Yr Revenue As Reported $19.1 5.1% Currency Impact $0.9 5.0 pts Revenue @ CC $18.2 Flat Supplemental Materials Quarterly Averages per US $ 1Q18 Yr/Yr 4/16/18 Spot 2Q18 3Q18 4Q18 FY18 Euro0.81 13% 0.81 11% 5% 5% 9% Pound 0.72 11% 0.70 11% 9% 7% 9% Yen108 5% 107 3% 3% 5% 4% Revenue Impact, Future @ 4/16/18 Spot5.0 pts 4 pts ~2 pts ~2 pts ~3 pts with FX movements @ 1Std Deviation +/-2 pts +/-3 pts +/-4 pts +/-2pts

Strategic Imperatives Revenue 15 • Strategic Imperatives revenue of $37.7B over last 12 months, 47% of IBM revenue • Cloud revenue of $17.7B over last 12 months, up 22% at actual rates, 22% of IBM revenue • Double-digit growth in 1Q18, led by strong as-a-Service performance Revenue growth rates @CC, $ in billions Overlap in Strategic Imperatives revenue primarily reflects solutions delivered via cloud supplemental materials Strategic Imperatives Revenue 1Q18 Yr/Yr Total $9.0 10% Analytics $4.8 4% Cloud $4.2 14% aaS annual run rate $10.7 20% Mobile $1.2 14% Security $0.8 60% Social $0.2 (22%)

Geographic Revenue 16 • Americas reflects growth in Canada and Latin America, decline in US (-2%) • E/ME/A up 1% led by growth in France, Spain and Middle East/Africa; UK, Germany improving though still declined • Asia Pacific improved yr/yr performance from 4Q17, Japan modest decline (-1%) Revenue growth rates @CC, $ in billions Supplemental Materials Geography Revenue 1Q18 Yr/Yr Americas $8.7 Flat Europe/ME/Africa $6.2 1% Asia Pacific $4.2 Flat

Segment Revenue & Gross Profit 17 Segment Revenue & Gross Profit Metrics - 1Q18 Cognitive Solutions Global Business Services Technology Services & Cloud Platforms Systems Global Financing Revenue growth rates @CC, $ in billions Supplemental Materials 1Q18 Revenue Yr/Yr 1Q18 GP% Yr/Yr $4.3 2% 76.3% (1.0) pts Solutions Software $3.0 2% Transaction Processing Software $1.3 1% $4.2 (1%) 23.3% (0.1) pts Consulting $1.9 Flat Global Process Services $0.3 (6%) Application Management $2.0 (2%) $8.6 (1%) 38.2% (0.6) pts Global Technology Services $7.6 (1%) 32.6% (0.8) pts Infrastructure Services $5.8 Flat Technical Support Services $1.8 (4%) Integration Software $1.0 1% 80.0% 0.7 pts $1.5 4% 43.7% (3.8) pts Systems Hardware $1.1 6% 28.5% (3.4) pts Operating Systems Software $0.4 (1%) 84.3% (2.6) pts $0.4 (4%) 34.4% 2.6 pts

Additional Revenue & Backlog Information 18 IBM Z 54% Power 3% Backlog Yr/Yr@Actual 4% Storage (15%) Growth rates @CC, $ in billions, Services Backlog calculated using March 31 currency spot rates Supplemental Materials 1Q18 Yr/Yr Signings $9.3 10% Services Backlog $121 (2%) 1Q18 Yr/Yr Systems Hardware Revenue $1.1 6%

Expense Summary 19 • Expense yr/yr increase driven by currency, higher level workforce transformation charge (up ~$375M yr/yr) and lower level of IP income (down ~ $130M yr/yr) $ in billions *includes acquisitions made in the last twelve months, net of non-operating acquisition-related charges **represents the percentage change after excluding the impact of currency and acquisitions Supplemental Materials B/(W) Currency Acq.* Base** Expense Metrics 1Q18 Yr/Yr SG&A – Operating $5.3 (9%) (4 pts) 0 pts (5 pts) RD&E – Operating $1.4 5% (2 pts) 0 pts 8 pts IP and Custom Development Income ($0.3) (29%) Other (Income)/Expense $0.0 NM Interest Expense $0.2 (22%) Operating Expense & Other Income $6.6 (9%) (5 pts) 0 pts (5 pts) Yr/Yr Impact of Significant Items(6 pts)

Balance Sheet Summary 20 $ in billions *Reflects adoption of the FASB guidance on restricted cash, Dec 17 and Mar 17 recast **includes eliminations of inter-company activity Supplemental Materials Mar 18 Dec 17 Mar 17 Cash & Marketable Securities* $13.2 $12.8 $10.9 Non-GF Assets*, ** $75.6 $74.2 $74.6 Global Financing Assets* $36.6 $38.3 $32.0 Total Assets $125.3 $125.4 $117.5 Other Liabilities $60.6 $60.8 $56.3 Non-GF Debt** $14.7 $15.4 $14.3 Global Financing Debt $31.7 $31.4 $28.5 Total Debt $46.4 $46.8 $42.8 Total Liabilities $107.0 $107.6 $99.0 Equity $18.3 $17.7 $18.4 Global Financing Leverage 9.0 9.0 9.0

Cash Flow Summary 21 $ in billions *Reflects adoption of the FASB guidance on restricted cash, FY17 recast Supplemental Materials B/(W) FY17 1Q18 Yr/Yr Net Cash from Operations $4.6 $0.6 $16.7 Less: Global Financing Receivables $2.4 $0.3 $0.4 Net Cash from Operations (excluding GF Receivables) $2.2 $0.3 $16.3 Net Capital Expenditures ($0.9) ($0.1) ($3.3) Free Cash Flow (excluding GF Receivables) $1.3 $0.3 $13.0 Acquisitions ($0.1) $0.0 ($0.5) Divestitures $0.0 $0.0 ($0.2) Dividends ($1.4) ($0.1) ($5.5) Share Repurchases (Gross) ($0.8) $0.5 ($4.3) Non-GF Debt ($0.5) ($0.8) $1.1 Other (includes GF Net A/R & GF Debt)* $1.7 ($1.8) $0.6 Change in Cash & Marketable Securities* $0.3 ($1.8) $4.1

Cash Flow (ASC 230) 22 $ in billions *Reflects adoption of the FASB guidance on restricted cash, 1Q17 recast Supplemental Materials 1Q18 1Q17 Net Income from Operations $1.7 $1.8 Depreciation / Amortization of Intangibles $1.1 $1.1 Stock-based Compensation $0.1 $0.1 Working Capital / Other ($0.7) ($1.1) Global Financing A/R $2.4 $2.0 Net Cash provided by Operating Activities $4.6 $4.0 Capital Expenditures, net of payments & proceeds ($0.9) ($0.8) Divestitures, net of cash transferred $0.0 ($0.0) Acquisitions, net of cash acquired ($0.1) ($0.1) Marketable Securities / Other Investments, net* ($0.8) $1.2 Net Cash used in Investing Activities* ($1.8) $0.3 Debt, net of payments & proceeds ($0.7) $0.5 Dividends ($1.4) ($1.3) Common Stock Repurchases ($0.8) ($1.3) Common Stock Transactions - Other ($0.0) $0.0 Net Cash used in Financing Activities ($2.9) ($2.1) Effect of Exchange Rate changes on Cash $0.1 $0.1 Net Change in Cash & Cash Equivalents* $0.0 $2.2

Non-GAAP Supplemental Materials Reconciliation of Operating Earnings Per Share 23 2018 Expectations GAAP Diluted EPS at least $11.58 Operating EPS (Non-GAAP) at least $13.80 Adjustments Acquisition-Related Charges* $0.78 Non-Operating Retirement-Related Items $1.32 Tax Reform One-time Charge Adjustment $0.12 *Includes acquisitions as of March 31, 2018 The above reconciles the Non-GAAP financial information contained in the “Summary” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated April 17, 2018 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Revenue Growth - 1Q 2018 24 1Q18 Yr/Yr GAAP @CC Americas Flat Flat Europe/ME/Africa 14% 1% Asia Pacific 5% Flat U.S. (2%) (2%) Japan 4% (1%) UK 10% (2%) Germany 12% (3%) The above reconciles the Non-GAAP financial information contained in the Geographic Revenue” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated April 17, 2018 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Revenue Growth - 1Q 2018 25 1Q18 Yr/Yr GAAP @CC Strategic Imperatives 15% 10% Analytics 9% 4% Cloud 20% 14% aaS annual run rate 25% 20% Mobile 19% 14% Security 65% 60% Social (18%) (22%) The above reconciles the Non-GAAP financial information contained in the “Strategic Imperatives Revenue” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated April 17, 2018 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

Non-GAAP Supplemental Materials

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Reconciliation of Revenue Growth - 1Q 2018

	1Q18 Yr/Yr	
	GAAP	@CC
Cognitive Solutions	**6%**	**2%**
Solutions Software	6%	2%
Transaction Processing Software	6%	1%
Strategic Imperatives	6%	2%
Cloud	6%	4%
Global Business Services	**4%**	**(1%)**
Consulting	6%	Flat
Global Process Services	(3%)	(6%)
Application Management	4%	(2%)
Strategic Imperatives	12%	6%
Cloud	19%	12%

	1Q18 Yr/Yr	
	GAAP	@CC
Tech Svcs & Cloud Platforms	**5%**	**(1%)**
Global Technology Services	5%	(1%)
Infrastructure Services	6%	Flat
Technical Support Services	1%	(4%)
Integration Software	5%	1%
Strategic Imperatives	24%	19%
Cloud	26%	20%
Systems	**8%**	**4%**
Systems Hardware	9%	6%
z Systems	59%	54%
Power	6%	3%
Storage	(12%)	(15%)
Operating Systems Software	3%	(1%)
Strategic Imperatives	28%	24%
Cloud	16%	12%
Global Financing	**Flat**	**(4%)**

The above reconciles the Non-GAAP financial information contained in the "Segment Revenue & Gross Profit", "Additional Revenue & Backlog Information", "Cognitive Solutions Segment", "Global Business Services Segment", "Technology Services & Cloud Platforms Segment", and "Systems Segment" discussions in the company's earnings presentation. See Exhibit 99.2 included in the Company's Form 8-K dated April 17, 2018 for additional information on the use of these Non-GAAP financial measures.

Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Expense Summary - 1Q 2018 27 Non-GAAP Adjustments Operating (Non-GAAP) GAAP SG&A Currency (4 pts) 0 pts (4 pts) Acquisitions 0 pts 0 pts 0 pts Base * (4 pts) (1 pts) (5 pts) RD &E Currency (2 pts) 0 pts (2 pts) Acquisitions 0 pts 0 pts 0 pts Base * 8 pts 0 pts 8 pts Oper ating Expense & Other Incom e Currency (5 pts) 0 pts (5 pts) Acquisitions 0 pts 0 pts 0 pts Base* (4 pts) 0 pts (5 pts) The above reconciles the Non-GAAP financial information contained in the “Expense Summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated April 17, 2018 for additional information on the use of these Non-GAAP financial measures. *Represents the percentage change after excluding the impact of currency and acquisitions. Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Free Cash Flow-Last 12 Months 28 12 Months Ended Mar 2018 Net Cash from Operating Activities per GAAP: $17.4 Less: the change in Global Financing (GF) Receivables $0.7 Net Cash from Operating Activities (Excluding GF Receivables) $16.6 Capital Expenditures, Net $3.4 Free Cash Flow (Excluding GF Receivables) $13.3 $ in billions The above reconciles the Non-GAAP financial information contained in the Overview, “Key Financial Metrics” and “Cash Flow and Balance Sheet Highlights” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated April 17, 2018 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Free Cash Flow Realization-Last 12 Months 29 LTM Excluding Tax Reform* LTM Free Cash Flow Realization 233% ~120% The above reconciles the Non-GAAP financial information contained in the “Cash Flow and Balance Sheet Highlights” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated April 17, 2018 for additional information on the use of these Non-GAAP financial measures. * Adjusted for the charges associated with enactment of U.S. tax reform Supplemental Materials

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